UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

J. C. Penney Company, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M59298-Z60486-Z60487 J. C. PENNEY COMPANY, INC. J. C. PENNEY COMPANY, INC. 6501 LEGACY DRIVE PLANO, TX 75024 Meeting Information Meeting Type: Annual For holders as of: March 18, 2013 Date: May 17, 2013 Time: 10:00 a.m., CDT Location: jcpenney Home Office 6501 Legacy Drive Plano, TX 75024-3698 See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 17, 2013. You are receiving this communication because you hold shares in the company named above. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2013 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make e your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT P ROXY SUPPLEMENT ANNUAL REPORT ON FORM 10-K M59299-Z60486-Z60487 Proxy Materials Available to VIEW or RECEIVE: Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items 1. Election of Directors: Board’s nominees for Directors for the term set forth in the Proxy Statement are: Nominees: 2. To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending February 1, 2014. 3. Advisory vote on executive compensation. Directors recommend a vote FOR Proposal 1. Directors recommend a vote FOR Proposals 2 and 3. THIS PROXY HAS BEEN REVISED TO REFLECT THE NEW SLATE OF NOMINEES FOR DIRECTOR APPROVED BY THE BOARD OF DIRECTORS. 1a. William A. Ackman 1c. Thomas J. Engibous 1b. Colleen C. Barrett 1d. Kent B. Foster 1e. Geraldine B. Laybourne 1f. Leonard H. Roberts 1h. Javier G. Teruel 1g. Steven Roth 1i. R. Gerald Turner 1j. Myron E. Ullman, III 1k. Mary Beth West est For Against Abstain For Against Abstain M59300-Z60486-Z60487

Signature 1—(Please sign on line) Signature 2—(Joint Owners) Date—(Please print date) M59301-Z60486-Z60487 Please indicate if you plan to attend this meeting. Non-Voting Items Please Sign and Date Please sign your name exactly as stenciled hereon. Persons signing in a representative capacity should indicate their capacity. Authorized Signatures—This section must be completed for your instructions to be executed. J. C. Penney Company, Inc. PROXY/VOTING INSTRUCTION CARD This Proxy is solicited by the Board of Directors By properly executing this card on the reverse, or by voting via Internet or telephone, you are authorizing T. J. Engibous, K. B. Foster and M. E. West, or any of them, with power of substitution in each, to represent and vote the stock owned of record which you are entitled to vote at the Annual Meeting of Company Stockholders, to be held at the JCPenney Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698 on Friday, May 17, 2013, at 10:00 A.M., local time, and at any adjournment or postponement thereof (“Meeting”), upon such business as may come before the Meeting, including the items set forth on the reverse (“Business”). Board’s nominees for Directors for the term set forth in the Proxy Statement are (1a) William A. Ackman, (1b) Colleen C. Barrett, (1c) Thomas J. Engibous, (1d) Kent B. Foster, (1e) Geraldine B. Laybourne, (1f) Leonard H. Roberts, (1g) Steven Roth, (1h) Javier G. Teruel, (1i) R. Gerald Turner, (1j) Myron E. Ullman III, and (1k) Mary Beth West. Your vote is important and cannot be recorded by the proxies unless this card is properly executed by you and returned, or unless you vote by Internet or telephone. Therefore, please sign, date, and return this card promptly in the envelope provided, or vote by Internet or telephone. No postage is required if this envelope is mailed in the United States. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors, and FOR Proposals 2 and 3. Yes No Change of Address/Comments Please print new address or comments in the box below.

Voting Items 1. Election of Directors: Board’s nominees for Directors for the term set forth in the Proxy Statement are: Nominees: 2. To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending February 1, 2014. 3. Advisory vote on executive compensation. Directors recommend a vote FOR Proposal 1. Directors recommend a vote FOR Proposals 2 and 3. THIS PROXY HAS BEEN REVISED TO REFLECT THE NEW SLATE OF NOMINEES FOR DIRECTOR APPROVED BY THE BOARD OF DIRECTORS. 1a. William A. Ackman 1c. Thomas J. Engibous 1b. Colleen C. Barrett 1d. Kent B. Foster 1e. Geraldine B. Laybourne 1f. Leonard H. Roberts 1h. Javier G. Teruel 1g. Steven Roth 1i. R. Gerald Turner 1j. Myron E. Ullman, III 1k. Mary Beth West est For Against Abstain For Against Abstain M59302-Z60487

Signature 1—(Please sign on line) Date—(Please print date) M59303-Z60487 I elect to direct the voting of undirected shares in the Plan. Non-Voting Items Please Sign and Date Please sign your name exactly as stenciled hereon. Persons signing in a representative capacity should indicate their capacity. Authorized Signatures—This section must be completed for your instructions to be executed. J. C. Penney Company, Inc. PROXY/VOTING INSTRUCTION CARD Allocated and Undirected Stock This Proxy is solicited by the Board of Directors TO PARTICIPANTS IN THE COMPANY’S SAVINGS, PROFIT-SHARING AND STOCK OWNERSHIP PLAN (“PLAN”): By properly executing this card on the reverse, or by voting by Internet or telephone, you are instructing State Street Bank and Trust Company (“Trustee”) to vote on your behalf, in accordance with your instructions, in person or by proxy, shares of Common Stock allocated under the Plan (“Allocated Stock”), represented by the number of equivalent shares shown on the reverse side of this card, and a proportionate number of shares of Common Stock for which no directions are received by the Trustee (“Undirected Stock”), at the Annual Meeting of Company Stockholders, to be held at the JCPenney Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698 on Friday, May 17, 2013, at 10:00 A.M., local time, and at any adjournment or postponement thereof, upon such business as may come before the meeting, including the items set forth on the reverse. If this proxy/voting instruction card is not received by the Trustee, or if you have not voted by Internet or telephone, by May 15, 2013, the Allocated Stock will be voted in the same proportion as instructions received by the Trustee by that date from the Plan Participants who have returned their proxy/voting instruction cards or voted by Internet or telephone in a timely manner. You acknowledge that in voting the Undirected Stock, you are acting as a named fiduciary under the Employee Retirement Income Security Act of 1974. You may elect not to direct the voting of Undirected Stock by checking the appropriate box on the reverse side of this card. Board’s nominees for Directors for the term set forth in the Proxy Statement are (1a) William A. Ackman, (1b) Colleen C. Barrett, (1c) Thomas J. Engibous, (1d) Kent B. Foster, (1e) Geraldine B. Laybourne, (1f) Leonard H. Roberts, (1g) Steven Roth, (1h) Javier G. Teruel, (1i) R. Gerald Turner, (1j) Myron E. Ullman, III, and (1k) Mary Beth West. Your voting instructions are important and cannot be followed by the Trustee unless this card is properly executed by you and received by the Trustee, or unless you vote by Internet or telephone, by May 15, 2013. Therefore, please sign, date and return this card promptly in the envelope provided, or vote via Internet or telephone. No postage is required if this envelope is mailed in the United States. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors, and FOR Proposals 2 and 3. Yes No Change of Address/Comments Please print new address or comments in the box below.